UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-6453               95-2095071
        (State of Incorporation)    (Commission          (I.R.S. Employer
                                    File Number)         Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Act (17 CFR 240.14a-12)


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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page

Section 2 - Financial Information

Item 2.02       Results of Operations and Financial Condition               3

Section 8 - Other Events

Item 8.01       Other Events                                                3

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits                           3

Signature                                                                   4

Exhibits:
 99.1    News release dated March 10, 2005 (Earnings)


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NATIONAL SEMICONDUCTOR CORPORATION

Item 2.02       RESULTS OF OPERATION AND FINANCIAL CONDITION

On March 10, 2005, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended February 27, 2005. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.

Item 8.01       OTHER EVENTS

The company also announced in its news release that it will pay a dividend of 2 cents per share on April 11 to shareholders of record on March 21, that its Board of Directors approved another $400 million stock repurchase program and that it was seeking a buyer for its assembly and test facility in Singapore.

     The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

     (c ) Exhibits

Exhibit No.     Description of Exhibit

   99.1 News release dated March 10, 2005 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL SEMICONDUCTOR CORPORATION

                                      //S// Robert E.  DeBarr
                                      -----------------------

Dated:  March 10, 2005                Robert E.  DeBarr
                                      Controller
                                      Signing on behalf of the registrant and
                                      as principal accounting officer